Net Asset Valuation Presentation January 2015 Exhibit 99.3

General Notices
Global Income Trust filed a registration statement on Form S-11 (including a prospectus) with the
Securities and Exchange Commission (“SEC”) on Apr. 8, 2009, and the registration statement became effective on Apr. 23, 2010 for the offering to which this communication relates. You should read the prospectus in the registration statement, as supplemented, and other documents the REIT has filed with the SEC for more complete information about the REIT and this offering. You may get these documents for free by visiting EDGAR on the SEC website at SEC.gov or at
IncomeTrust.com.
The information herein does not supplement or revise any information in the REIT's public filings made with the U.S. Securities & Exchange Commission. To the extent information herein conflicts with the prospectus, as supplemented, the information in the public filings shall govern.
This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.
This presentation may include forward-looking statements. Forward-looking statements are based on current expectations and may be identified by words such as “believes,” “expects,” “may,” “could” and terms of similar substance, and speak only as of the date made. Actual results could differ materially from those expressed or implied in the REIT’s forward-looking statements. Important factors, among others, that could cause the REIT's actual results to differ materially from those in its forward-looking statements include those identified in the Risk Factors described below. Investors should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.
An investment in the REIT is subject to significant risks, some of which are summarized below in the “Risk
Factors” section of this piece. See also, “Risk Factors”, in the REIT’s prospectus for a more detailed description.

Risk Factors
Investing in a non-traded REIT is a higher-risk, longer term investment and is not suitable for all investors.
Due to the risks involved in the ownership of real estate, there is no guarantee of any return on investment.
The shares may lose value or investors could lose their entire investment. The shares are not FDIC-insured, nor bank guaranteed.
Non-traded REITs are illiquid, there is no public trading market for the shares. The REIT has no obligation to list on any public securities market and does not expect to list the shares in the near future.
The REIT is obligated to pay substantial fees to its advisor, managing dealer, property manager and their respective affiliates based upon agreements which have not been negotiated at arm’s length, and some of which are payable based upon factors other than the quality of services. These fees could influence their advice and judgment in performing services. In addition, certain officers and directors of the advisor also serve as the REIT’s officers and directors, as well as officers and directors of competing programs, resulting in conflicts of interest. Those persons could take actions more favorable to other entities.
The REIT has made and it may continue to make distributions to its stockholders in the form of cash. Cash distributions will cause the interests of later investors to be diluted as a result of the distributions made to earlier investors. The REIT may make, or have made distributions to investors from sources other than from its cash flows or funds from operations, such as from borrowings and/or the proceeds of its public offering. To the extent the REIT pays cash distributions from such sources, it will reduce the cash available for investment in properties and other real estate-related assets, and lower investors’ overall return on investment. The REIT has not established a limit on the extent to which it may use borrowings, or the proceeds of this offering to pay distributions. There is no assurance that the REIT’s current distribution rate will not change, or that it can be sustained at any level. The amount or basis of distributions will be determined by and at the discretion of the REIT’s board of directors and is dependent upon a number of factors, including but not limited, to expected and actual net cash flow from operations, funds from operations, the REIT’s financial condition, capital requirements, and avoidance of volatility of distributions.

Risk Factors
If the REIT fails to maintain its qualification as a REIT for any taxable year, it will be subject to federal income tax on taxable income at regular corporate rates. In such event, net earnings available for investment or distributions would be reduced.
The REIT has invested primarily in income-oriented commercial real estate and real estate-related assets on a global basis with properties located in the United States and Germany. An investment in the REIT’s shares may be subject to greater risk to the extent that the REIT has limited diversification in its portfolio of investments.

Valuation Disclosures
Our share price is primarily based on the estimated net asset value per share value of our shares, but is also based upon subjective judgments, assumptions and opinions which may or may not turn out to be correct.
Therefore, our share price may not reflect the amount that might be paid to you for your shares in a market transaction.
In determining our estimated net asset value per share, we primarily relied upon a valuation of our portfolio of properties as of Dec. 31, 2014. Valuations and appraisals of our properties are estimates of fair value and may not necessarily correspond to realizable value upon the sale of such properties, therefore our estimated net asset value per share may not reflect the amount that would be realized upon a sale of each of our properties.
We may not perform a subsequent calculation of our net asset value per share for our shares, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis.
This valuation represents the estimated net asset value per share at a snapshot in time and will likely change over the Company's lifecycle. The estimated net asset value per share does not necessarily represent the amount an investor could expect to receive if the Company were to list its shares or liquidate its assets, now or in the future. The estimated net asset value per share is only an estimate and is based on a number of assumptions and estimates which may not be complete. CBRE Cap, the independent valuation firm, made numerous assumptions with respect to industry, business, economic and regulatory conditions, all of which are subject to changes beyond the control of CBRE Cap or the Company. CBRE Cap is not responsible for our estimated net asset value per share as of Dec. 31, 2014, and did not participate in the determination of the offering price of our shares. Throughout the valuation process, the valuation committee, our advisor and senior members of management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices.

Global Income Trust
Global Income Trust is a non-traded real estate investment trust (REIT)
strategically designed to acquire and operate a diverse portfolio of income-oriented commercial real estate and commercial real estate-
related assets.
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1 There is no assurance these objectives will be met.
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Highlights
Commenced public offering April 2010
Commenced operations October 2010
Closed offering April 23, 2013
Raised approximately $83.7 million in equity since initial offering
Invested in nine assets
Four properties in the United States
Five properties in Germany
Assets Held-for-Sale
Five German assets
Distribution Policy, Distribution Reinvestment Plan, Redemption Plan
Distribution Policy – cash only distributions beginning May 2013
Distribution Reinvestment Plan (DRP) terminated as of April 2013
Redemption Plan suspended as of April 2013
Completed independent valuation of portfolio as of December 31, 2014
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Potential Sale of German Portfolio
Entered Share Purchase Agreement December 29, 2014
Five Properties Located in Germany
94.9% of equity interests being sold
Acquisition price: €18.3 million before acquisition costs
Includes equity and approximately €10.9 million third party debt
Proceeds to Global Income Trust € 7.7 million before transaction costs
Global Income Trust retains 5.1% equity interest in the portfolio
Expected Closing: January 30, 2015
Purchaser: German Retail Income 4 S.á.r.l., and
German Retail Income 2 S.á.r.l.
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Estimated Net Asset Value (“NAV”)
Consistent with methodologies prescribed by IPA
Valuation Guidelines
1
Individual MAI property appraisals on U.S. properties (no
enterprise/portfolio adjustments)
Use of independent investment banking firm
Engaged CBRE Capital Advisors, Inc. (“CBRE Cap”), an independent investment banking firm as valuation expert
Disclosure of key assumptions & methodology
Utilized discounted cash flow method for wholly owned U.S.
properties
Range provided by stressing key assumptions
Discount rates, terminal capitalization (“terminal cap”) rates
Provided estimate of value as of December 31, 2014
1
There is no assurance that the IPA Guidelines are acceptable to FINRA or under ERISA for compliance with reporting requirements.
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Methodology
The Company’s real estate properties were categorized into two classes:
1) Wholly owned U.S. Assets (4 properties)
2) Wholly owned German Assets (5 properties)
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Valuation based on unlevered, ten year (expected holding period)
discounted cash flow analysis for each property from actual cash flow analysis for each property, deducting lease-up discounts and deferred maintenance, where applicable
Terminal capitalization rate was used to calculate terminal value
(stabilized NOI/terminal capitalization rate) of the assets at stabilization
Terminal capitalization rate sourced from MAI appraisals and vary by location, asset quality and supply/demand metrics
Utilized purchase price within Share Purchase Agreement as the portfolio’s asset value translated at Dec. 31, 2014 FX rate

Valuation Summary
CBRE Cap created a valuation range by varying the discount rate utilized and the terminal cap rate of each wholly owned U.S. real estate asset
The range was set at 80bps on the discount rate and 80bps on the terminal capitalization rate of each asset
Represents an approximate +/- 5% sensitivity on the discount rate and terminal cap rate ranges as directed by the IPA
guidelines
CBRE Cap utilized a December 31, 2014, share count of 8,257,410
CBRE Cap Valuation (discount and terminal cap rates based on
CBRE Appraisals)
Weighted avg. discount rate: 8.47%
Weighted avg. terminal capitalization rate: 8.07%
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Estimated NAV Per Share Build-Up
Table of Value Estimates for Components of Net Asset Value
(as of Dec. 31, 2014)
Value
($ in 000’s) Per Share
Present Value of  U.S. Assets
$103,887 $12.58
Purchase Price from SPA for German Assets
1
$  22,502 $2.73
Cash and Other Assets
2
10,108 $1.22
Fair Market Value of Debt
3
(72,168) ($8.74)
Accounts Payable and Other Liabilities and
Accrued Expenses (2,957) ($0.36)
Estimated NAV
4
$  61,373 $7.43
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1 Based on purchase price from SPA for Germany assets of €18.6 million converted to $22.5 million based on 1.21x EURO/US exchange rate as of
Dec.31, 2014.
2 Based on the Company’s preliminary balance sheet as of Dec. 31, 2014.
3
4
The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the company or stockholders may receive if the company were to list its shares or liquidate its assets, now or in the future.
Debt amount based on management’s estimate of the fair market value of mortgages and other notes payable under GAAP as of Dec. 31, 2014.

Re-pricing of Shares
On January 13, 2015, the Board determined an estimated NAV per share of $7.43 as of December 31, 2014
Distribution Policy
There is no anticipated change in the distribution policy at this time.
Annualized distribution rate per share of common stock of 6.5%, based on a 365 days calendar year, and a $10.00 per share offering price.
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Looking Ahead Continue to engage SunTrust Robinson Humphrey, Inc. as financial advisor on possible strategic alternatives 14

For More Information
Investors
To obtain additional information about Global Income Trust,
please consult your Financial Advisor or visit IncomeTrust.com.
Financial Professionals
For more information about Global Income Trust, please contact our managing dealer, CNL Securities, Member FINRA/SIPC at
866-650-0650 or CNLSecurities.com.
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This is not an offer.  Dissemination to investors is prohibited.  Investments in non-traded real estate investment trusts (REITs) are subject to significant risks. These risks include limited operating histories, reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidations at less than the original amounts invested.
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Questions & Answers 16